UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2021 (public announcement date)

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 000-56021
British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
450 LEXINGTON AVENUE, #3308 NEW YORK, NEW YORK, 10163, UNITED STATES
(Address of principal executive offices, including zip code)
(646) 600-9181
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares Class D subordinate voting shares	ACRHF ACRDF	OTC Markets Group Inc. OTC Markets Group Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director
On January 11, 2021, Acreage Holdings, Inc. (the “Company”) announced that Katie Bayne has been appointed to the Company’s Board of Directors.
Ms. Bayne founded and is currently the president of Bayne Advisors, a strategic consulting and advisory firm. She is also presently a senior advisor at Guggenheim Partners and serves as an independent director on the board of the Honest Company. From November 2015 to June 2020 she was also an independent director on the board of the Ascena Retail Group, Inc. (OTCMKTS: ASNAQ). From 1995 to 2018, Ms. Bayne worked in various roles at the Coca-Cola Company where she held multiple leadership positions including President of North America Brands and Chief Marketing Officer for North America.
As a non-employee director, Ms. Bayne will receive a new director bonus of $150,000 of restricted stock units, or RSUs, and annual compensation consistent with that paid to other non-employee directors of $250,000 of RSUs, with 75% of the compensation distributed as Class D floating RSUs and 25% of the compensation distributed as Class E fixed RSUs.
There is no arrangement or understanding between Ms. Bayne and any other person pursuant to which Ms. Bayne was appointed as a director of the Company, and there are no transactions in which Ms. Bayne has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Ms. Bayne was appointed by the Board to fill a vacancy created when it increased its size from five to six directors pursuant to its authority under the Articles of Incorporation.
Ms. Bayne has also been appointed to the Audit Committee of the Board.
The Company’s press release announcing the appointment of Ms. Bayne is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Press release of Acreage Holdings, Inc., dated January 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: January 13, 2021	/s/ Glen Leibowitz
Glen Leibowitz Chief Financial Officer